Exhibit 99.7

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                                                                                         Wtd.                 %
                                                                                         Avg.               Full
                                          Total                                Wtd.      Comb        %     Document-    Wtd.
                          # of            Current         Wtd Avg   Current    Avg      Current    Loans    ation       Avg.
   SubGroup               Loans           Balance           WAC     Balance  Seasoning    LTV     with MI   Loans       FICO
------------------- -------------- ------------------- ----------- --------- --------  --------- -------- --------- --------
   Performing                 1272      244,769,412.00       6.484   192,429       16      71.17     8.08     58.92      661
------------------- -------------- ------------------- ----------- --------- --------  --------- -------- --------- --------
  Reperforming                  58        5,792,560.00      10.282    99,872       51      76.14     7.22     71.27      522
------------------- -------------- ------------------- ----------- --------- --------  --------- -------- --------- --------
 Subperforming                  86       12,693,493.00       7.994   147,599       24      79.09    11.63     78.25      538
------------------- -------------- ------------------- ----------- --------- --------  --------- -------- --------- --------
     Total:                   1416      263,255,465.00       6.640   185,915       17      71.66     8.23     60.12      652
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                                                                                         Wtd.                 %
                                                                                         Avg.               Full
                                          Total                                Wtd.      Comb        %     Document-    Wtd.    %
  Day Delinquent          # of            Current         Wtd Avg   Current    Avg      Current    Loans    ation       Avg.    BK
   Table                  Loans           Balance           WAC     Balance  Seasoning    LTV     with MI   Loans       FICO   Plan
------------------- -------------- ------------------- ----------- --------- --------  --------- -------- --------- --------  ------
        0                     1272      244,769,412.00       6.484   192,429       16      71.17     8.08     58.92      661    0.05
------------------- -------------- ------------------- ----------- --------- --------  --------- -------- --------- --------  ------
       30                       61        9,061,732.00       7.684   148,553       23      78.02    15.35     74.89      537    0.29
------------------- -------------- ------------------- ----------- --------- --------  --------- -------- --------- --------  ------
       60                       25        3,631,760.00       8.768   145,270       27      81.76     2.33     86.61      542    3.28
------------------- -------------- ------------------- ----------- --------- --------  --------- -------- --------- --------  ------
       90+                      58        5,792,560.00      10.282    99,872       51      76.14     7.22     71.27      522   53.38
------------------- -------------- ------------------- ----------- --------- --------  --------- -------- --------- --------  ------
     Total:                   1416      263,255,465.00       6.640   185,915       17      71.66     8.23     60.12      652    1.28
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------------------------------------------------------------------------------------------------
                                                            %         %      % RePer-  % Sub-Per
    Servicer         Total Balance                WAC    Balance  Performing  forming   forming
--------------------- ------------ ------------------- ----------- --------- --------  ---------
Bank Of America      91,585,690.00               5.728       34.79     99.65     0.00       0.35
------------------- -------------- ------------------- ----------- --------- --------  ---------
Washington Mutual    58,851,338.00               5.469       22.36     97.09     0.00       2.91
------------------- -------------- ------------------- ----------- --------- --------  ---------
    Wilshire        112,818,437.00               7.992       42.86     85.42     5.13       9.45
------------------- -------------- ------------------- ----------- --------- --------  ---------
     Total:         263,255,465.00               6.640      100.00     92.98     2.20       4.82
------------------- -------------- ------------------- ----------- --------- --------  ---------

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